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                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated March 11, 1997, in this Registration Statement (Form N-2 No. 33-64496) of All-American Term Trust Inc.

                                               /s/  ERNST & YOUNG LLP
                                               ----------------------
                                                    ERNST & YOUNG LLP

New York, New York
March 31, 1997